MAST0307D (structure1) 30 year  5.2's        Date:07/15/2003   10:33:56

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UBS Investment Bank	CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890	Pac Bands I: 125- 350 II: 0- 0 III: 0- 0
Closing Date: 7/30/2003	WHOLE 30 year Pricing Speed: 250 PSA	PacI %: 54.16 Indices: 1ML 1.300
First Pay: 8/25/2003	WAC:5.92 WAM:358.00

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Tranche Name	Bal(MM)	Coupon	Payment Window	Aver. Life	Dur	Tx Yr	Spread bp	Yield	Price %	Description	Day Del	Deal%

4A2

64,600,307

1.70000

8/03-10/11

4.00

-2

0

4A3

64,600,307

  5.80000

 8/03-10/11

 4.00

-2

0

14.60

4A1

145,350,693

  4.25000

8/03-10/11

4.00

-2

24

32.86

4A4

37,038,000

  5.25000

10/11- 5/33

11.80

-2

24

8.37

4A5

10,175,430

  5.25000

8/03- 1/14

3.89

 3

24   2.30

4A13

9,800,000

2.62000  8/03- 1/14   3.89

 3

   24   2.22

4A14

4,200,000

  11.38667 8/03- 1/14   3.89

 3

   24   0.95

4A15

14,000,000

  2.90000  8/03- 1/14   3.89

 3

24  3.17

  4A16

 5,377,778

  10.93388 8/03- 1/14   3.89

 3

   24  1.22

4A17

   622,222

  9.00000  8/03- 1/14   3.89

 3

 24  0.144

4A11

 2,000,000

  5.25000  8/03- 1/14   3.89

 3

  24   0.45

4A9

  3,000,000

  5.50000  8/03- 1/14   3.89

 3

  24   0.68

4A10

 3,000,000

  5.00000  8/03- 1/14   3.89

 3

   24   0.68

4A6

  3,933,043

  5.25000  1/14- 1/17  11.90

10

   24   0.89

4A12

 2,000,000

  5.25000  1/14- 1/17  11.90

10

   24   0.45

4A7

  2,803,527

  5.25000  1/17- 5/33  18.31

30

   24   0.63

4A19

 3,365,000

  5.50000  1/17- 5/33  18.31

30

   24   0.76

4A18

 3,365,000

  5.00000  1/17- 5/33  18.31

30

  24   0.76

4A20

26,758,000

  5.25000  8/03- 3/16   4.48

 4

   24   6.05

4A28

11,250,000

  2.43000  8/03- 3/16   4.48

 4

   24   2.54

4A29

 3,750,000

  13.71000 8/03- 3/16   4.48

 4

   24   0.85

4A25

10,500,000

  2.75000  8/03- 3/16   4.48

 4

   24

4A26

 3,916,667

  11.39362 8/03- 3/16   4.48

 4

  24  0.894

4A27

   583,333

  9.00000  8/03- 3/16   4.48

4

  24  0.134

4A30

 2,003,424

  2.60000  8/03- 3/16   4.48

 4

   24   0.45

4A31

 2,996,576

  7.02171  8/03- 3/16   4.48

 4

 24   0.68

4A23

 6,000,000

  5.25000  8/03- 3/16   4.48

 4

   24   1.36

4A21

 8,241,000

  5.25000  3/16- 8/25  16.27

30

   24   1.86

4A24

 3,000,000

  5.25000  3/16- 8/25  16.27

30

  24   0.68

4A22

 2,001,000

  5.25000  8/25- 5/33  25.00

30

   24   0.45

4A32

 7,000,000

  5.25000  8/08- 5/33  11.60

10

  24  10.31

4A33

34,740,000

  5.25000  8/08- 5/33  11.60

10

   24  10.31

4A34

 3,860,000

  5.25000  8/08- 5/33  11.60

10

CX

   1,089,000

  5.25000  8/03- 5/33   6.63

 7

  24  0.25

SUB

 13,680,000

  5.25000  8/03- 5/33  10.96

10

24   3.09

Paydown Rules:

1.

Pay 4A32, 4A33 and 4A34, pro-rata, the NAS principal distribution amount;

2.

Pay the following bonds to their individual schedules:

a.

Pay 4A2 and 4A1, pro-rata, until retired;

b.

Pay 4A4, until retired;

3.

Allocate 0.727304% to CX, until retired;

Allocate 99.272696% in the following order of priority:

Allocate 45.506654% in the following order of priority:

a.

Pay 4A5, 4A13, 4A14, 4A15, 4A16, 4A17, 4A11, 4A9 and 4A10, pro-rata, until retired;

b.

Pay 4A6 and 4A12, pro-rata, until retired;

c.

Pay 4A7, 4A18 and 4A19, pro-rata, until retired

Allocate 54.493346% in the following order of priority:

a

Pay 4A20, 4A23, 4A25, 4A26, 4A27, 4A28, 4A29, 4A30 and 4A31, pro-rata, until retired;

b.

Pay 4A21 and 4A24, pro-rata, until retired;

c.

Pay 4A22, until retired;

4.

Pay the bonds in step 2 , but without regards to their individual schedule balances;

5.

Pay 4A32, 4A33 and 4A34, pro-rata, until retired

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the senior scheduled principal amount and The NAS percent times the NAS prepay shift of the senior unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (balances of 4A32, 4A33 and 4A34) divided by the balance of the Senior Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

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                      Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE      456,000,000   5.250    PSA   250  358    1      5.920

 The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other  information subsequently filed with the Securities and Exchange Commission.